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                                                                   Exhibit 10.32

                               SECURITY AGREEMENT
                               ------------------

     THIS AGREEMENT is made as of the 17th day of April, 2001, by REGENERATION TECHNOLOGIES, INC. (the "Borrower"), a Delaware corporation, whose address is One Innovation Drive, Alachua, Florida 32615, and BANK OF AMERICA, N.A. (the "Bank"), whose address is 9000 Southside Blvd., Bldg. 100, Jacksonville, Florida 32256.

                                    Recitals
                                    --------

     The Borrower and the Bank have executed a Loan Agreement (as amended or restated from time to time, the "Loan Agreement") of even date herewith. The Borrower, pursuant to the Loan Agreement, has executed and delivered a Renewal Promissory Note (as amended, extended or renewed from time to time, the "Note") of even date herewith in the principal amount of $10,000,000 in favor of the Bank. The Borrower has agreed to secure certain obligations in accordance with the terms hereof.

     Now therefore, for good and valuable consideration, the Borrower agrees as follows:

     1.   Security Interest.
          -----------------

          (a) The Borrower hereby gives the Bank a continuing and unconditional security interest (the "Security Interest") in, and assigns to the Bank, the assets described below and all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, income, distributions, proceeds and products thereof and thereto in any form (including, without limitation, insurance proceeds) together with all records (including, without limitation, computer tapes, disks and records) relating thereto (the "Collateral"):

               (i) All of the Borrower's inventory (whether now existing or hereafter acquired), including without limitation all goods now or hereafter held for sale or lease or to be furnished under contracts of service, raw materials, work in process and materials to be used or consumed in the Borrower's business.

               (ii) All of the Borrower's right to receive payments from any source and for any reason (whether characterized as accounts, commissions, chattel paper, choses-in-action, contract rights, general intangibles, instruments, notes or otherwise), whether now existing or hereafter arising, including, without limitation, the Borrower's right to receive payments for goods and other products sold or leased or for services rendered, whether or not earned by performance or recognized or billed by the Borrower.

               (iii) All of the Borrower's receivables, commissions, chattel paper, notes, securities, and instruments (whether now existing or hereafter arising), including the right to receive payments thereunder.

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               (iv)    All of the Borrower's general intangibles and goodwill,
          whether now existing or hereafter arising or acquired, " copyrights," trademarks, trade names and service marks.

               (v) All of the Borrower's rights under any and all documents of title, bills of lading, warehouse receipts and other documents (whether now existing or hereafter arising).

               (vi) All of the Borrower's contract rights (whether now existing or hereafter arising) including, without limitation: the Borrower's rights under distribution contracts, franchise agreements, license agreements, sales contracts, unfilled customer orders, and lease agreements.

               (vii) All of the Borrower's revenues, income, receipts and money, whether now existing or hereafter arising, received as a result of or in connection with the Borrower's: (aa) operation, ownership or sale of property; (bb) performance of services; or (cc') sale of assets or otherwise.

               (viii) All of the Borrower's deposit accounts, certificates of deposit, investment accounts, money market funds, mutual funds, cash and cash equivalents (whether now owned or hereafter acquired).

          (b) The Collateral also includes other assets of the same or similar class or classes as the assets described in subparagraph (a) above hereafter owned or acquired by the Borrower and the Bank shall have a security interest in all such after acquired assets and all parts, accessories, attachments, additions, replacements, accessions, substitutions, increases, profits, income, distributions, proceeds and products thereof in any form.

     2. Indebtedness Secured. The Security Interest secures payment when due of
        --------------------
all Indebtedness (as defined herein) to the Bank. As used in this Agreement, the term "Indebtedness" means: (a) all principal, interest, costs, expenses and other amounts now or hereafter due under the Note (including, without limitation, all principal amounts advanced thereunder before, on or after the date hereof); and (b) all other amounts now or hereafter payable by the Borrower under any of the Loan Documents (as such term is defined in the Loan Agreement).

     3. Warranties of Borrower. The Borrower warrants and so long as this
        ----------------------
Agreement continues in force shall be deemed continuously to warrant that:

          (a) The Borrower is the owner of the Collateral free of all security interests or other encumbrances, except for the Security Interest and except for Permitted Liens (as defined in the Loan Agreement).

          (b) The Borrower is authorized to enter into the Security Agreement.

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          (c) The Collateral is used or bought for use primarily in business or professional operations.

          (d) The Collateral is or will be located at the Borrower's addresses specified on Exhibit "A" attached hereto.

          (e) The chief executive office of the Borrower is at the address set forth above. The Borrower does not operate under any trade names.

     4. Covenants of Borrower. So long as this Agreement has not been terminated
        ---------------------
as provided hereafter, the Borrower: (a) will defend the Collateral against the claims of all other persons; (b) will keep the Collateral free from all security interests or other encumbrances, except for the Security Interest and except for Permitted Liens (as defined in the Loan Agreement); (c) will not assign, deliver, sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of the Bank, except that prior to an Event of Default, the Borrower may sell or lease inventory in the ordinary course of the Borrower's business and dispose worn out or obsolete equipment in the ordinary course of the Borrower's business; (d) will keep accordance with generally accepted accounting principles applied, accurate and complete records concerning the Collateral and upon the Bank's request will mark any of such records and all or any other Collateral to give notice of the Security Interest and will permit the Bank or its agents to inspect the Collateral and to audit and make abstracts of such records or any of the Borrower's books, ledgers, reports, correspondence and other records; (e) upon demand, will deliver to the Bank any documents of title and any chattel paper representing or relating to the Collateral or any part thereof, schedules, invoices, shipping or delivery receipts, purchase orders, contracts or other documents representing or relating to purchases or other acquisitions or sales or leases or other dispositions of the Collateral and proceeds thereof and any and all other schedules, documents and statements which the Bank may from time to time reasonably request; (f) will keep the Collateral at the addresses specified in Exhibit "A" until the Bank is notified in writing of any change in its location, and the Borrower will not change the location of the Borrower's chief executive office without the written consent of the Bank (which consent shall not be unreasonably withheld or delayed); (g) will notify the Bank promptly in writing of any change in the Borrower's address, name, trade names or identity from that specified above or of any change in the location of the Collateral; (h) will permit the Bank or its agents to inspect the Collateral;
(i) will keep the Collateral in good condition and repair and will not use the Collateral in violation of any provisions of this Agreement, any applicable statute, regulation or ordinance or any policy of insurance insuring the Collateral; (j) will execute and deliver to the Bank such financing statements, landlord waivers and other documents reasonably requested by the Bank, and take such other action and provide such further assurances as the Bank may reasonably deem advisable to evidence, perfect or enforce the Security Interest created by this Agreement; (k) will pay all taxes, assessments and other charges of every nature which may be levied or assessed against the Collateral (unless the same are being contested in good faith); (l) will insure the Collateral against risks by obtaining policies (none of which shall be cancellable without at least 30 days prior written notice to the Bank) in coverage, form and amount and with companies reasonably satisfactory to the Bank, containing a loss

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payee provision in favor of the Bank, and at the Bank's request will deliver each policy or certificate of insurance therefor to the Bank; (m) will prevent any part of the Collateral from becoming an accession to other goods not covered by this Agreement; and (n) will prevent the Collateral or any part of the Collateral from becoming a fixture.

     5.   Verification. The Bank may verify any Collateral in any manner and
          ------------
through any medium which the Bank may deem appropriate, and the Borrower shall furnish such assistance as the Bank may reasonably require in connection therewith.

     6.   Default.
          -------

          (a) Each of the following shall constitute an "Event of Default" hereunder: (i) the occurrence of an Event of Default under the Loan Agreement; (ii) failure by the Borrower to perform any material obligations under this Agreement or under any other agreement between the Borrower and the Bank or by the Borrower in favor of the Bank, time being of the essence (subject, however, to any applicable notice and cure periods); (iii) material falsity in any certificate, statement, representation, warranty or audit at any time furnished by or on behalf of the Borrower or any endorser or guarantor or any other party liable for payment of all or part of the Indebtedness, pursuant to or in connection with this Agreement or otherwise to the Bank, including warranties in this Agreement and including any omission to disclose any substantial contingent or liquidated liabilities or any material adverse change in facts disclosed by any certificate, statement, representation, warranty or audit furnished to the Bank; or (iv) any attachment or levy against the Collateral or any other occurrence which inhibits the Bank's free access to the Collateral.

          (b) Upon the occurrence of an Event of Default, the Bank may exercise such remedies and rights as are available hereunder, under the Loan Agreement or otherwise (including without limitation, acceleration of the Indebtedness or any part thereof).

          (c) Upon the occurrence of any Event of Default, the Bank's rights with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and any other applicable law in effect from time to time. The Bank shall also have any additional rights granted herein and in any other agreement now or hereafter in effect between the Borrower and the Bank. If requested by the Bank after the occurrence of an Event of Default, the Borrower will assemble the Collateral and make it available to the Bank at a place to be designated by the Bank.

          (d) The Borrower agrees that any notice by the Bank of the sale or disposition of the Collateral or any other intended action hereunder, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to the Borrower if the notice is mailed by regular or certified mail, postage prepaid, at least ten days before the action to the Borrower's address as specified in this Agreement or to any other address which the Borrower has specified in writing to the Bank as the address to which notices shall be given to the Borrower.

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          (e) The Borrower shall pay all costs and expenses incurred by the Bank in enforcing this Agreement, realizing upon any Collateral and collecting any Indebtedness (including a reasonable attorney's fee) whether suit is brought or not and whether incurred in connection with collection, trial, appeal or otherwise and, to the extent of the Borrower's liability for repayment of any of the Indebtedness, shall be liable for any deficiencies in the event the proceeds of disposition of the Collateral do not satisfy the Indebtedness in full. Nothing contained herein shall be deemed to require the Bank to proceed against the Collateral or any part thereof before or as a condition to the pursuit of any of its other rights and remedies with respect to the Indebtedness.

     7. Miscellaneous.
        -------------

          (a) The Borrower authorizes the Bank at the Borrower's expense to file any financing statements relating to the Collateral (without the Borrower's singature thereon) which the Bank deems appropriate and the Borrower appoints the Bank as the Borrower's attorney-in-fact to execute any such financing statements in the Borrower's name and to perform all other acts which the Bank deems appropriate to perfect and to continue perfection of the Security Interest.

          (b) The Borrower hereby irrevocably consents to any act by the Bank or its agents in entering upon any premises for the purposes of either (i) inspecting the Collateral or (ii) taking possession of the Collateral after any Event of Default in any commercially reasonable manner. The Borrower hereby waives its right to assert against the Bank or its agents any claim based upon trespass or any similar cause of action for entering upon any premises where the Collateral may be located.

          (c) The Borrower authorizes the Bank to collect and apply against the Indebtedness any refund of insurance premiums or any insurance proceeds payable on account of the loss or damage to any of the Collateral and appoints the Bank as the Borrower's attorney-in-fact to endorse any check or draft representing such proceeds or refund.

          (d) Upon the Borrower's failure to perform any of its duties hereunder, the Bank may, but it shall not be obligated to, perform any of the duties and the Borrower shall forthwith upon demand reimburse the Bank for any expenses incurred by the Bank in so doing.

          (e) No delay or omission by the Bank in exercising any right hereunder or with respect to any Indebtedness shall operate as a waiver of that or any other right, and no single or partial exercise of any right shall preclude the Bank from any other or further exercise of the right or the exercise of any other right or remedy. The Bank may cure any Event of Default by the Borrower in any reasonable manner without waiving the Event of Default so cured and without waiving any other prior or subsequent Event of Default by

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     the Borrower. All rights and remedies of the Bank under this Agreement and under the Uniform Commercial Code shall be deemed cumulative.

          (f) The Bank shall exercise reasonable care in the custody and preservation of the Collateral to the extent required by law and it shall be deemed to have exercised reasonable care if it takes such action for that purpose as the Borrower shall reasonably request in writing; however, no omission to do any act not requested by the Borrower shall be deemed a failure to exercise reasonable care and no omission to comply with any requests by the Borrower shall of itself be deemed a failure to exercise reasonable care. The Bank shall have no obligation to take and the Borrower shall have the sole responsibility for taking any steps to preserve rights against all prior parties to any instrument or chattel paper in the Bank's possession as Collateral or as proceeds of the Collateral. The Borrower waives notice of dishonor and protest of any instrument constituting Collateral at any time held by the Bank on which the Borrower is in any way liable and waives notice of any other action taken by the Bank.

          (g) The Borrower shall, upon request of the Bank, direct each of its Account Debtors (as defined herein) to remit payment of all accounts to such lockbox, post office box or as the Bank may designate from time to time. From and after the occurrence of any Event of Default, the Bank may notify each Account Debtor of the Security Interest and may also direct such Account Debtor to make all payments on the Collateral to the Bank. All payments on and other proceeds from the Collateral received by the Bank directly or from the Borrower shall be applied to the Indebtedness in such order and manner and at such time as the Bank shall in its sole discretion determine. Unless the Bank notifies the Borrower in writing that it dispenses with one or more of the following requirements, any payments on or other proceeds of the Collateral received by the Borrower before or after notification to any Account Debtor shall be held by the Borrower in trust for the Bank in the same medium in which received, shall not be commingled with any assets of the Borrower and shall be turned over to the Bank not later than the next business day following the day of their receipt. From and after the occurrence of an Event of Default, the Borrower shall also promptly notify the Bank of the return to or repossession by the Borrower of goods underlying any Collateral. For purposes hereof, an "Account Debtor" shall mean any person or entity who is obligated to pay the Borrower any amounts under any receivables, accounts, notes, instruments, chattel paper or general intangibles.

          (h) The Borrower authorizes the Bank without affecting the Borrower's obligations hereunder from time to time: (i) to take from any party and hold collateral (other than the Collateral) for the payment of the Indebtedness or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (ii) to accept and hold the endorsement or guaranty of payment of the Indebtedness or any part thereof and to release or substitute any such endorser or guarantor or any party who has given any security interest in any collateral as security for the payment of the Indebtedness or any part thereof or any party in any way obligated to pay the Indebtedness or any part thereof; and (iii) upon the occurrence of any Event of Default to direct the manner of the disposition

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     of the Collateral and any other collateral and the enforcement of any endorsements or guaranties relating to the Indebtedness or any part thereof as the Bank in its sole discretion may determine.

          (i) The Bank may demand, collect and sue for all proceeds (either in the Borrower's name or the Bank's name at the Bank's option), with the right to enforce, compromise, settle or discharge any proceeds. The Borrower irrevocably appoints the Bank as the Borrower's attorney-in-fact to endorse the Borrower's name on all checks, commercial paper and other instruments pertaining to the proceeds before or after the occurrence of an Event of Default.

          (j) The rights and benefits of the Bank under this Agreement shall, if the Bank agrees, inure to any party acquiring an interest in the Indebtedness or any part thereof.

          (k) The terms "Bank" and "Borrower" as used in this Agreement include the heirs, personal representatives and successors or assigns of those parties.

          (l) This agreement may not be modified or amended nor shall any provision of it be waived except in writing signed by the Borrower and by an authorized officer of the Bank.

          (m) This Agreement shall be construed under the Florida Uniform Commercial Code and any other applicable laws in effect from time to time.

          (n) This Agreement is a continuing agreement which shall remain in force until the last to occur of: (i) the payment in full of all Indebtedness if such payment of the Indebtedness has become final and is not subject to being refunded as a preference or fraudulent transfer under the Bankruptcy Code or other applicable law; (ii) the termination of all agreements or obligations (whether or not conditional) of the Bank to extend credit to the Borrower; and (iii) the termination of the Loan Agreement.

     8. Waiver. IF AN EVENT OF DEFAULT SHOULD OCCUR, THE BORROWER WAIVES ANY
        ------
RIGHT THE BORROWER MAY HAVE TO NOTICE AND A HEARING BEFORE THE BANK TAKES POSSESSION OF THE COLLATERAL BY SELF-HELP, REPLEVIN, ATTACHMENT, SETOFF OR OTHERWISE.

     9. Amended and Restated Agreement. This Agreement amends and restates that
        ------------------------------
certain Commercial Security Agreement dated September 24, 1999, executed by the Borrower in favor of the Bank.

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EXECUTED and delivered as of the day and year first above written.

                                      REGENERATION TECHNOLOGIES, INC.

                                      By: /s/ Richard R. Allen
                                         ---------------------------------------
                                        Its: CFO, Sec., Treas.
                                            ------------------------------------

                                      BANK OF AMERICA, N.A.

                                      By: /s/ Cynthia M. Stringfield
                                         ---------------------------------------
                                        Its: Asst. Vice President
                                            ------------------------------------

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                                                                       EXHIBIT A


                              ADDRESS OF BORROWER


Regeneration Technologies, Inc.
One Innovation Drive
Alachua, Florida 32615